                            PEREGRINE SYSTEMS, INC.

                                1994 STOCK PLAN

                              STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Date of Grant:                       ------------------------------

     Vesting Commencement Date:           ------------------------------

     Exercise Price per Share:           $
                                          ------------------------------

     Total Number of Shares Granted:
                                          ------------------------------

     Type of Option:                            Incentive Stock Option
                                           ----
                                               Nonstatutory Stock Option
                                           ---

     Term/Expiration Date:                 ------------------------------


VESTING SCHEDULE: This Option may be exercised, in whole or in part, in accordance with the following schedule: 25% of the total number of Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 6.25% of the total number of Shares subject to the Option shall vest each quarter thereafter.

TERMINATION PERIOD: This Option may be exercised for 90 days after termination of Optionee's Continuous Status as an Employee or Consultant, or such longer period as may be applicable upon death or disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. Peregrine Systems, Inc., a Delaware corporation (the "Company"), hereby grants to the individual named in the Notice of Stock Option Grant (the "Notice of Grant"), hereafter the Optionee, an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions, and provisions of the 1994 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan. This Option may not be exercised for a fraction of a share.

          This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

        (i)   cash; or

        (ii)  check; or

        (iii) surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

        (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

     4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of Applicable Laws. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

     6. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     7. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal and local tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (i) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or local income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

        (ii) EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability and local income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

        (iii) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and local income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and local income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

        (iv) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, OR THE STOCK OPTION AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Stock Option Agreement and Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

-------------------------------              PEREGRINE SYSTEMS, INC.
Print Name of Optionee                       a Delaware corporation

-------------------------------             ------------------------------
Signature of Optionee                        Alan H. Hunt, President/CEO

                               EXHIBIT A

                             1994 STOCK PLAN

                             EXERCISE NOTICE

Peregrine Systems, Inc.
12670 High Bluff Drive
San Diego, CA 92130
Attention: Secretary

     1. EXERCISE OF OPTION. Effective as of today, __________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ____________ shares of the Common Stock (the "Shares") of Peregrine Systems, Inc. (the "Company") under and pursuant to the 1994 Stock Option Plan (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated ___________, 19__ (the "Option Agreement").

     2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. RIGHTS AS SHAREHOLDER. Until issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) the Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date of such issuance, except as provided in Section 11 of the Plan.

     4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     6. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     7. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     8. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     9. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     10. ENTIRE AGREEMENT. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:

OPTIONEE:                                   PEREGRINE SYSTEMS, INC.

Name:__________________________              By:__________________________

Signature:_____________________              Title:_______________________

ADDRESS:                                     ADDRESS:

_______________________________              12670 High Bluff Drive
                                             San Diego, California 92130
_______________________________

                             PEREGRINE SYSTEMS, INC.

                    1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                              STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 1995 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.

1.   NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:      ____________________________
                                  ____________________________
                                  ____________________________

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Date of Grant                       ________________________

     Vesting Commencement Date           ________________________

     Exercise Price per Share           $________________________

     Total Number of Shares Granted      ________________________

     Total Exercise Price               $________________________

     Term/Expiration Date:               ________________________

     VESTING SCHEDULE:

     This Option may be exercised, in whole or in part, in accordance with the following schedule: 25% of the Shares shall vest on the date twelve (12) months from the Vesting Commencement Date, and one forty-eighth (1/48) of the Shares shall vest each month thereafter.

     TERMINATION PERIOD:

     This Option may be exercised for thirty (30) days after termination of employment relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan.

II.  AGREEMENT

     1. GRANT OF OPTION. The Board of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     2.   EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice to the Company, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), by delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement") and such other representations and agreements as may be required by the Company or the Subsidiary pursuant to the provisions of the Plan. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. The Exercise Notice and Subscription Agreement shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash or check (denominated in U.S. Dollars);

          (b)  wire transfer (denominated (in U.S. Dollars);

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price.

     4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR THE SUBSIDIARY.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

OPTIONEE:                                   PEREGRINE SYSTEMS, INC.

_____________________________                By:________________________
Signature

_____________________________                Title:_____________________
Print Name

                                   EXHIBIT A

                            PEREGRINE SYSTEMS, INC.

                   1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                 EXERCISE NOTICE


Peregrine Systems, Inc.
12670 High Bluff Drive
San Diego, CA  92130

Attention:  Secretary


     1. EXERCISE OF OPTION. Effective as of today, ___________, 199__, the undersigned ("Optionee") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Peregrine Systems, Inc. (the "Company") under and pursuant to the 1995 Stock Option Plan for French Employees (the "Plan") and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

     2. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full purchase price for the Shares.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

     5. TAX CONSULTATION. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of California and the United States of America except for that body of laws pertaining to conflict of laws.

Submitted by:                               Accepted by:

OPTIONEE:                                   PEREGRINE SYSTEMS, INC.


_____________________________                By:___________________________
Signature

_____________________________                Title:________________________
Print Name

ADDRESS:                                     ADDRESS:
_____________________________
                                             12670 High Bluff Drive
_____________________________                San Diego, California 92130

                                   EXHIBIT B

                             PEREGRINE SYSTEMS, INC.

                    1995 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                              SUBSCRIPTION AGREEMENT


Peregrine Systems, Inc.
12670 High Bluff Drive
San Diego, CA  92130

Attention:  Secretary

     1.   AMOUNT AND TERMS OF THE SUBSCRIPTION

          In conformity with the Stock Option Plan reserved to the French employees (the "Plan"), Options to subscribe to Shares of Common Stock (the "Shares") of Peregrine Systems, Inc. (the "Company") were granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

          _______ Shares shall be issued to the benefit of the undersigned (the Subscriber") by an increase in capital in accordance with the applicable laws of the United States of America and the State of California.

          The increase in capital shall take place within the limits of the authorized capital of the Company.

          The Shares subscribed to may be paid up by:

          (a)  cash or check (denominated in U.S. Dollars);

          (b)  wire transfer (denominated in U.S. Dollars);

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of an amount of the sale or loan proceeds required to pay the exercise price.

      2.   TRANSFER OF THE FUNDS

          The funds coming from the subscription of Shares under the Plan shall be paid over to the Subsidiary by the participating Employees. Full payment shall be deemed to be definitively made upon the date of receipt of the payment in the bank accounts in France of the Subsidiary.

     3.   SUBSCRIPTION AGREEMENT

          I, the undersigned, Last name   ____________________________
                              First name  ____________________________
                              Residence   ____________________________

          subscribe to ________ Shares.

     Supporting my subscription I shall pay the total amount of the Purchase Price of the Shares following one or more of the methods described in Section 1 above.

The Subscriber                           PEREGRINE SYSTEMS, INC.


___________________________               By:_________________________
Signature

___________________________               Title:______________________
Print Name

Address:
___________________________

___________________________


                                                                  Page 2 of 2